STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	3
Beginning Date of Collection Period	20-May-02
End Date of Collection Period	19-Jun-02
Distribution Date	20-Jun-02
Previous Distribution Date	20-May-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	38,062,203.47
Principal Collections	28,022,964.28
Interest Collections (net of servicing fee)	9,591,299.61
Servicing fee	447,939.58
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	38,062,203.47
Interest Paid to Certificates	1,845,579.19
Principal Paid to Certificates	35,768,684.70
Equity Certificate	-
Servicing Fee	447,939.58

Balance Reconciliation

Begin Principal Balance	1,075,054,986.11
Principal Collections (including repurchases)	28,022,964.28
Charge off Amount	0.00
End Principal Balance	1,047,032,021.83

Collateral Performance
Cash Yield (% of beginning balance)	11.21%
Charge off Rate (% of beginning balance)	0.00%
Net Yield	11.21%

Delinquent Loans
30-59 days principal balance of loans	15,240,410.48
30-59 days number of loans	178
60-89 days principal balance of loans	2,526,658.86
60-89 days number of loans	28
90+ days principal balance of loans	2,150,971.71
90+ days number of loans	20

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	11,179
Number outstanding end of period	10,904
Number that went into REO	-
Principal Balance that went into REO	0.00

Overcollateralization
Begin OC Amount	126,712,777.35
OC Release Amount	0.00
Extra Principal Distribution	7,745,720.42
End OC Amount	134,458,497.77

Target OC Amount	191,413,823.01
Interim OC Amount	126,712,777.35
Interim OC Deficiency	64,701,045.66

Monthly Excess Cashflow	7,745,720.42

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	90.05%

Interest Calculations
1 month LIBOR	1.84000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.21000%
Class A Pass-Through Rate	2.21000%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.66000%
Class M Pass-Through Rate	2.66000%
Available Funds Cap	10.40903%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.077813
2. Principal Distribution per $1,000	35.296871
3. Interest Distribution per $1,000	1.780942

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.21000%
2. Days in Accrual Period	31

3. Class A Interest Due	1,604,220.96
4. Class A Interest Paid	1,604,220.96
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	842,971,164.19
2. Class A Principal Due	31,794,398.17
3. Class A Principal Paid	31,794,398.17
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	811,176,766.02

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP 0.9005361
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7747392

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	37.440449
2. Principal Distribution per $1,000	35.296871
3. Interest Distribution per $1,000	2.143577

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.66000%
2. Days in Accrual Period	31

3. Class M Interest Due	241,358.23
4. Class M Interest Paid	241,358.23
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	105,371,044.57
2. Class M Principal Due	3,974,286.53
3. Class M Principal Paid	3,974,286.53
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	101,396,758.04

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP 0.9005361
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0968421